Client Systems Group - Taking Advantage of Market Discontinuities for Faster Growth Ron Black Executive Vice President Analyst Day - November 2003

Topics Where we came from Financials Current market leadership Path for strategic growth Capitalizing on current market discontinuities Existing and new products and customers Future discontinuities Key details on why we win Reviews by Client Systems leadership team

Client Systems Group Over the Last Two Years

Alignment, Recovery, Profitable Growth -$100 -$50 $0 $50 $100 $150 $200 $250 $300 $350 $400 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Revenue Gross Margin Op. Inc. Quarter-on-quarter revenue growth Led by strength in storage and mobile terminals Quarter-on-quarter gross margin improvement Driven by revenue growth and restructuring Quarter-on-quarter operating income improvement Driven by revenue growth and restructuring More to come We will achieve our model of 45+% gross margin and 15+% operating income Fiscal 2003 18% QoQ GM 35% OI 10% Million

CSG Strategy Realization Process Time Business Performance 2002/2003 'Hygiene' x Service Product Product Execution Program management Revenue forecasting Gross margin analysis Expense/revenue Delivery Supply chain Customer QBRs Account plans We are here

CSG Strategy Realization Process Time Business Performance 2002/2003 'Hygiene' 2004 'Strategy Alignment' x Product Differentiation What are we good at, technically? SNR, protocols Portfolio rationalization Technology Solutions Local support Reference designs Breadth of documentation Service Product Product Execution Program management Revenue forecasting Gross margin analysis Expense/revenue Delivery Supply chain Customer QBRs Account plans We are here

CSG Strategy Realization Process Time Business Performance 2002/2003 'Hygiene' x 2004 'Strategy Alignment' 2005 & Beyond Phase III: 'Category Killer/Biz Partner' Product Differentiation What are we good at, technically? SNR, protocols Portfolio rationalization Technology Solutions Local support Reference designs Breadth of documentation Category Leader Undisputed leader in next technology wave Investments! Prioritization! Business Solutions Bring new opportunities Style & demeanor Trust & loyalty Service Product Product Execution Program management Revenue forecasting Gross margin analysis Expense/revenue Delivery Supply chain Customer QBRs Account plans We are here

What We Make and Sell Protocol Stacks Layer 1 Applications Communications Software Semiconductor Devices What Customers Buy from CSG Mostly chips, SoCs Some software A few 'consulting contracts' What Customers Are Actually Paying for Systems know-how, especially in communications SNR Interfaces Protocols Ability to put together complicated SoCs A style that is easy to do business with Flexibility Understanding and reaction to problems Technical support Co-development Development Tools Reference Designs What We Make agere systems

Start with Segment Leadership (Three Legs of the Stool)

HDD Storage

#1 – HDD ICs

#1 – SoCs/RC

#1 – Preamps

- 100+ million SoCs
- Expanding portfolio from desktop to mobile, server and consumer
- *TrueStore*™ read channels leading the 80GB transition

Mobile Terminals

#3/4 – GPRS/EDGE/UMTS

- Double-digit growth last three quarters
- Designed in over 100 phone models
- Expanding customer base

PC Connectivity

#1 – Notebook Modems

#2 – Overall Modems

#3 – 802.11 Chip Sets

- Transitioned Wi-Fi to chip sets
- Introduced *WaveLAN*™ multimode
- Expanding to growth areas – printing, imaging and media players

Sources: IDC 2002, Agere Competitive Analysis

Add a 'Fourth Leg' - Media Connectivity Division Increasing demand for networking of consumer electronics devices Digital content 'freely' available on the Internet for audio-visual playback Convenience, low price, and growing acceptance of wireless in the home A beach-head is already established with our Satellite Digital Radio products Connects us to many leading consumer electronics companies Sirius is a top-20 customer New focus-reliably solving the streaming AV quality problem in home theaters HDTV a key discontinuity, driving connectivity between PC and consumer electronics

Client Systems Group-Divisions Aligned on Segments/Platforms Mobile Terminals Hard Disk Drive Storage Media Connectivity (CE) New Segment 'Fourth Leg' Computing Connectivity

Path for Strategic Growth

CSG Served Available Market-Strong Share Position, Considerable Opportunity Source : ABI, In-Stat, IDC, Agere. Non-memory and no PC microprocessors. ~$1.3B = ~11% share Storage $2,220 $2,345 $2,270 $2,310 $2,340 $2,450 $2,650 4% Mobile Terminals $3,905 $4,255 $4,500 $4,740 $4,980 $5,225 $5,700 6% Computing Connect. $2,100 $2,200 $2,310 $2,405 $2,580 $2,705 $2,935 6% Media Connect. $2,445 $2,520 $2,600 $2,680 $2,760 $2,815 $2,925 3% CSG-SAM $10,670 $11,320 $11,680 $12,135 $12,660 $13,195 $14,210 5% Fastest Growing Sub-segments: Non-trad. ~35% HDTV ~38% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2001 2002 2003E 2004E 2005E 2006E 2007E Storage Mobile Terminals Computing Connect. Media Connect. 03_07 GPRS/3G ~46% Notebooks ~8% (M) CSG-SAM (M) 1 percentage point of share = $200M - $300M

Client Systems Group-Discontinuities Create High Growth Opportunities $.1B $1.5B $1.4B $0.36B 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 0% 10% 20% 30% 40% 50% 60% Sub-segment CAGR Our CAGR GPRS/3G Notebooks/Printers High Definition TV Non-traditional HDD Sources: IDC and Agere CA. TAM 2003; CAGR 2003-2006. Non-memory ICs only. Computer I/O HDD ICs Handset ICs & SW TV & AV ICs

Driving Our Growth-The Concept: Exploit the Discontinuities 2004-2006 2006-2008 Today Consolidate our core strengths in hard disk drive ICs, mobile terminals, and PC connectivity More $100M+ customers and product lines New technologies, platforms, and customers Even more $100M+ customers 'Dig the Moat Around Our Castle' 'Annex the Town' THE NEXT TECH WAVE 'Attack a New Castle' Enter new, complemen- tary product areas Expand our customer base in our current positions of strength

Driving Our Growth: New Products, Technologies, Segments, Customers GPRS 802.11b DT R/C SoC 802.11 Multimode Low-Power R/C 1394/USB/V.92 Gb Ethernet Media Processing Fixed Wireless Server R/C 'Dig the Moat Around Our Castle' $100M+ Customers 'Annex the Town' New $100M+ Customers 'Attack & Dig a New Moat' xDSL 2004-2005 2005-2008 Today Print Engine UWB MIMO CDMA THE NEXT TECH WAVE 'Attack a New Castle' More $100M+ Customers EDGE/UMTS

Driving Our Growth: New Products, Technologies, Segments, Customers GPRS 802.11b DT R/C SoC 802.11 Multimode Low Power R/C 1394/USB/v.92 Gb Ethernet Media Processing Fixed Wireless Server R/C xDSL 2004-2005 2005-2008 Today UMTS Print Engine UWB MIMO CDMA 'Dig the Moat Around Our Castle' $100M+ Customers 'Annex the Town' New $100M+ Customers THE NEXT TECH WAVE 'Attack a New Castle' More $100M+ Customers A Statement of the Obvious: We Will Win by Generating More $100M+ Customers!

Strong Design Win Momentum Storage Wireless Terminals Computing Connectivity FY04 Opportunity >$3B Consumer FY2003 actual >$1.8B Design wins pipeline measured over 3-year period Momentum growing in all divisions Supports industry growth rates +

So What is the Next Wave? Emerging Theme-Systems with Comm + HDD PC Home Server PVR Game Box Media Player PC Game Box Media Player PC HDTV Automotive High-end Phone PVR 1998 2002 2008

So What is the Next Wave? A Unique Position: HDD + Communication Engines



Micro Frequency
HDD/Capacity(MB)/ Watt $
3.2GHz
800MHz
200MHz
66MHz
200
20
0.2
0.02
2002 PC
1998 PC
1993 PC
1990 PC
2002 MP3
Home Server
100MB
1GB
10GB
100GB
Mainstream HDD Capacity

- The continued price/ performance, form factor, and reduced power dissipation is allowing HDDs to be integrated into mobile devices
- Multimedia (MP3, DVD) are driving a requirement for mass storage, not just more silicon memory
- A 'killer' combo for the next wave will certainly be communication engines + HDD systems
- What new SoCs can you imagine with the transistor budgets at 65nm? Who will develop them?

So What is the Next Wave? Entertainment Via Personal Broadband Computer Zone PC, Peripherals, Switch/Hub Gaming Zone Game Console Home Theater Zone Stereo, DVD Player, TV, PVR Portable Zone Personal Audio & Video Devices Car Zone Audio/Video, Telematics Mobile Zone Cellular Phone, PDA 1998 2002 - 2004 2006 NEW! NEW! NEW! NEW! ESTABLISHED ESTABLISHED

Client Systems - A Growth Engine for Agere Client Systems Group has delivered on its business commitments and is winning in the marketplace Profitable growth We have a strong base position in storage and mobile terminals Excellent growth opportunities Our computing connectivity business is well along in its transformation New growth opportunities in printing and imaging, media players We are well positioned to leverage the next technology wave 'Personal Broadband' for entertainment applications New products, technologies, and customer opportunities